UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2026, Soluna Digital, Inc. (the “Purchaser”), a wholly owned subsidiary of Soluna Holdings, Inc. (the “Company”), entered into a Membership Interests Purchase Agreement (the “MIPA”) with Navitas West Texas Investments SPV, LLC (the “Seller”), Navitas Advisors, LLC, and Soluna DV ComputeCo, LLC (the “Dorothy 1B Project Company”), pursuant to which the Purchaser acquired 49% of the issued and outstanding membership interests in the Dorothy 1B Project Company from the Seller. The Dorothy 1B Project Company is focused on proprietary bitcoin mining. The MIPA contains customary representations and warranties of the Seller and the Purchaser.

The closing of the acquisition (the “Closing”) occurred simultaneously with the execution of the MIPA on May 19, 2026. At the Closing, the Purchaser paid approximately $8.8 million to the Seller. Upon the Closing, the Purchaser owns 100% of the issued and outstanding membership interests in the Dorothy 1B Project Company.

The foregoing description of the MIPA is not complete and is qualified in its entirety by reference to the full text of the MIPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 20, 2026, the Company issued a press release announcing the acquisition of the remaining equity interests in the Dorothy 1B Project Company from the Seller, for approximately $8.8 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 7.01 and in Exhibit 99.1 will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Membership Interests Purchase Agreement, dated May 19, 2026, by and among Soluna Digital, Inc., Navitas West Texas Investments SPV, LLC, Navitas Advisors, LLC, and Soluna DV ComputeCo, LLC.
99.1	Press Release, dated May 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: May 20, 2026	By:	/s/ Michael Picchi
Michael Picchi
Chief Financial Officer
(principal financial officer)